                                                                    EXHIBIT 99.1


                                                           CONTACTS: Rob Stewart
                                                              Investor Relations
FOR RELEASE                                                   Tel (949) 480-8300
-----------                                                   Fax (949) 480-8301
February 25, 2003


                     ACACIA RESEARCH REPORTS FOURTH QUARTER
                         AND YEAR END FINANCIAL RESULTS

         Newport Beach, Calif. - (BUSINESS WIRE) - February 25, 2003 - Acacia Research Corporation (Nasdaq: ACTG; CBMX) today reported fourth quarter and year end financial results. Acacia Research Corporation comprises two operating groups, the Acacia Technologies group and the CombiMatrix group.

ACACIA RESEARCH CORPORATION

FINANCIAL RESULTS

         Consolidated revenues for the fourth quarter of 2002 were $16,000 versus $1,091,000 in the comparable 2001 period. Fourth quarter 2002 revenues were comprised of contract revenues recognized by our wholly owned subsidiary, CombiMatrix Corporation and product sales to a Japanese government institution recognized by CombiMatrix Corporation's Japanese subsidiary.

         In addition, during the fourth quarter of 2002, CombiMatrix Corporation received cash payments totaling $8,553,000 pursuant to its agreements with Roche Diagnostics, GmbH ("Roche"), which have been recorded as deferred revenues.

         Consolidated revenues for the year ended December 31, 2002 were $882,000 versus $24,636,000 for the year ended December 31, 2001. Revenues were comprised of $43,000 in television V-chip technology licensing revenues recognized by our Acacia Technologies group, $533,000 in government grant revenues recognized by CombiMatrix Corporation and $306,000 in product sales to two Japanese government institutions recognized by CombiMatrix Corporation's Japanese subsidiary.

         In addition, during 2002, CombiMatrix Corporation received cash payments totaling $11,435,000 pursuant to its agreements with Roche, which have been recorded as deferred revenues.

         The fourth quarter 2002 consolidated net loss was $22,223,000, which includes a non-cash charge for acquired in-process research and development of $17,237,000 related to Acacia Research Corporation's acquisition of the outstanding interests in CombiMatrix Corporation not already owned by Acacia Research Corporation in December 2002, versus a consolidated net loss from operations of $5,194,000 in the comparable 2001 period.

          The 2002 consolidated net loss was $58,973,000, which includes a non-cash charge for acquired in-process research and development of $17,237,000 discussed above, and a non-cash charge of $8,334,000 after minority interests ($17,471,000 before minority interests) related to the settlement of litigation with Nanogen Inc. in September 2002, versus a consolidated net loss of $22,272,000 in the comparable 2001 period. Excluding non-cash stock compensation, in-process research and development and litigation settlement charges, the 2002 consolidated net loss was $29,607,000 versus $9,900,000 in the comparable 2001 period. Non-cash stock compensation charges after minority interests were $3,795,000 and $12,372,000 for 2002 and 2001, respectively, and relate primarily to a step-up in value of our CombiMatrix subsidiary in connection with its proposed initial public offering in 2000.

FINANCIAL CONDITION

         Total consolidated assets were $97,071,000 as of December 31, 2002 compared to $110,859,000 as of December 31, 2001. Cash and short-term investments on a consolidated basis were $54,688,000 as of December 31, 2002 compared to $84,561,000 as of December 31, 2001.


ACACIA TECHNOLOGIES GROUP
(A DIVISION OF ACACIA RESEARCH CORPORATION)

FINANCIAL RESULTS

         There were no revenues recognized in the fourth quarter of 2002 versus $1,000,000 in license fee revenues recognized in the comparable 2001 period.

         Revenues for the year ended December 31, 2002 were $43,000 versus $24,180,000 for the year ended December 31, 2001. Revenues were comprised of $43,000 in television V-chip technology licensing revenues.

         The fourth quarter 2002 division net loss was $831,000 versus $464,000 in the comparable 2001 period.

         The 2002 division net loss was $12,755,000, which includes a non-cash investment impairment charge of $2,748,000 versus division net income of $5,757,000 in the comparable 2001 period.

         Marketing, general and administrative expenses in the fourth quarter of 2002 and for the year ended December 31, 2002 decreased as compared to the same periods in 2001, primarily due to a reduction of approximately $450,000 and $11,000,000, respectively, in contingent legal fees incurred in connection with V-chip license fee revenues recognized in 2001. Marketing, general and administrative expenses in 2002 include increased legal and consulting costs related to ongoing Digital Media Transmission patent marketing and commercialization efforts, including patent claims construction, patent prosecution and related research and engineering costs.

FINANCIAL CONDITION

         Total assets for the Acacia Technologies group were $47,212,000 as of December 31, 2002 compared to $62,926,000 as of December 31, 2001. Cash and short-term investments were $39,792,000 as of December 31, 2002 compared to $51,231,000 as of December 31, 2001.


COMBIMATRIX GROUP
(A DIVISION OF ACACIA RESEARCH CORPORATION)


FINANCIAL RESULTS

         Revenues for the fourth quarter of 2002 were $16,000 versus $91,000 in the comparable 2001 period. Fourth quarter 2002 revenues were comprised of contract revenues and product sales to a Japanese government institution.

         In addition, during the fourth quarter of 2002, the CombiMatrix group received cash payments totaling $8,553,000 pursuant to its agreements with Roche, which have been recorded as deferred revenues.

         Revenues for the year ended December 31, 2002 were $839,000 versus $456,000 for the year ended December 31, 2001. Revenues were comprised of $533,000 in U.S. Department of Defense and National Institutes of Health grant revenues and $306,000 in product sales to two Japanese government institutions.

         In addition, during 2002, the CombiMatrix group received cash payments totaling $11,435,000 pursuant to its agreements with Roche, which have been recorded as deferred revenues.

         The fourth quarter 2002 division net loss was $21,392,000 which includes a non-cash charge for acquired in-process research and development of $17,237,000 related to Acacia Research Corporation's acquisition of the outstanding interests in CombiMatrix Corporation not already owned by Acacia Research Corporation in December 2002, versus a division net loss of $4,731,000 in the comparable 2001 period.

         The 2002 division net loss was $46,219,000 which includes a non-cash charge for acquired in-process research and development of $17,237,000, discussed above, and a non-cash charge of $8,334,000 after minority interests ($17,471,000 before minority interests) related to the settlement of litigation with Nanogen, Inc. versus a division net loss of $28,029,000 in the comparable 2001 period. Excluding non-cash stock compensation, in-process research and development and litigation settlement charges, the 2002 division net loss was $16,872,000 versus $16,514,000 in the comparable 2001 period. Non-cash stock compensation charges after minority interests were $3,776,000 and $11,515,000 for 2002 and 2001, respectively, and relate primarily to a step-up in value of CombiMatrix Corporation in connection with its proposed initial public offering in 2000.

         Research and development costs increased in the fourth quarter of 2002 and for the year ended December 31, 2002 versus the comparable 2001 periods primarily due to an increase in research and development activities related to the CombiMatrix group's continuing performance under the product commercialization phase of its license, research and development agreements with Roche, including increases in labor, supplies and materials, development of prototype microarrays and instruments, and the use of outside consultants for certain engineering efforts.

         Marketing, general and administrative expenses decreased in the fourth quarter of 2002 and for the year ended December 31, 2002 versus the comparable 2001 periods, primarily due to decreases in sales and administrative staff, decreases in sales and marketing activities and decreases in legal fees as a result of settling the Nanogen litigation during the third quarter of 2002. Marketing, general and administrative expenses in 2001 also include a $1,450,000 write-off of deferred initial public offering costs.


FINANCIAL CONDITION

         Total assets for the CombiMatrix group were $49,973,000 as of December 31, 2002 compared to $47,963,000 as of December 31, 2001. Cash and short-term investments were $14,896,000 as of December 31, 2002 compared to $33,330,000 as of December 31, 2001.


BUSINESS HIGHLIGHTS

         Business highlights of the fourth quarter include:

         o On December 11, 2002, Acacia Research Corporation's stockholders voted in favor of a recapitalization proposal to create two new classes of common stock and to divide its existing common stock into shares of the new classes of common stock. The recapitalization became effective on December 13, 2002 when Acacia Research Corporation issued the two new classes of common stock, referred to as, new "Acacia Research -- CombiMatrix" stock, which is intended to reflect the performance of its subsidiary, CombiMatrix Corporation, and new "Acacia Research -- Acacia Technologies" stock, which is intended to reflect the performance of Acacia Research Corporation's media technology businesses. The "Acacia Research -- CombiMatrix" stock and the "Acacia Research -- Acacia Technologies" stock are both classes of common stock of Acacia Research Corporation and are not stock issued by the respective groups. As a result of the recapitalization, Acacia Research Corporation stockholders received 0.5582 of a share of Acacia Research -- CombiMatrix stock, and one share of Acacia Research -- Acacia Technologies stock, for each share of Acacia Research Corporation common stock that they owned.

         o Acacia Research stockholders and CombiMatrix Corporation stockholders also voted in favor of a merger proposal pursuant to which Acacia Research Corporation acquired all the shares of CombiMatrix Corporation that it did not already own. The acquisition was accomplished through a merger in which stockholders of CombiMatrix Corporation other than Acacia Research Corporation received one share of the new Acacia Research -- CombiMatrix stock in exchange for each share of CombiMatrix Corporation common stock that they owned. The merger became effective on December 13, 2002. Stockholders also approved related proposals to adopt two new stock incentive plans.

         o On December 16, 2002 Acacia Research Corporation's two new classes of common stock, Acacia Research - CombiMatrix stock (Nasdaq:
              CBMX) and Acacia Research - Acacia Technologies stock (Nasdaq:
              ACTG), commenced trading on the Nasdaq stock market. The two new classes of stock replace Acacia Research Corporation's common stock that formerly traded on the Nasdaq stock market under the symbol ACRI.

         o On September 30, 2002, CombiMatrix Corporation expanded its strategic alliance with Roche Diagnostics, GmbH. The new agreement expands the alliance and grants Roche additional rights to co-manufacture CombiMatrix's custom and catalog DNA microarray chips in addition to its rights to distribute and sell CombiMatrix's products through their worldwide sales force. CombiMatrix will receive additional payments under the new agreement from Roche for expanding co-manufacturing rights and for the transfer of manufacturing know-how. CombiMatrix expects to receive research and development payments upon completion of certain projects as well as product royalties under its existing revenue sharing alliance with Roche.


         A conference call is scheduled for today at 1:30 p.m. Pacific Time (4:30 p.m. Eastern). The conference call will include a review of financial results for the fourth quarter and for the year and a discussion of business developments. Shareholders, analysts and reporters are welcome to participate. Paul R. Ryan, Chairman and CEO of Acacia Research, Robert "Chip" Harris, President, and Amit Kumar, Ph.D., CEO of CombiMatrix Corporation will host the call.

         To listen to the presentation by phone, dial (800) 915-4836 for domestic callers and (973) 317-5319 for international callers. A replay of the audio presentation will be available for 30 days at (800) 428-6051 for domestic callers and (973) 709-2089 for international callers, both of whom will need to enter the code 285553 when prompted.

         The call is being webcast by CCBN and can be accessed at Acacia's website at www.acaciaresearch.com.

ABOUT ACACIA RESEARCH CORPORATION

         Acacia Research Corporation comprises two operating groups, Acacia Technologies group and CombiMatrix group. The Acacia Technologies group licenses its DMT and V-Chip technologies to media and electronics companies. The DMT technology covers the transmission and receipt of digital audio and digital video content, commonly known as audio on-demand, video on-demand, and audio/video streaming, and is supported by 5 U.S. and 17 international patents.

         The CombiMatrix group is developing a platform technology to rapidly produce customizable active biochips, which are semiconductor-based tools for use in identifying and determining the roles of genes, gene mutations and proteins. The CombiMatrix group's technology has a wide range of applications, from DNA and RNA synthesis/diagnostics to immunochemical detection. Information about Acacia Research Corporation and the Acacia Technologies group is available at www.acaciaresearch.com. Information about the CombiMatrix group is available at www.combimatrix.com.

         Acacia Research-Acacia Technologies (Nasdaq: ACTG) and Acacia Research-CombiMatrix (Nasdaq:CBMX) are both classes of common stock issued by Acacia Research Corporation and are intended to reflect the performance of the respective operating groups and are not issued by the operating groups.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED UPON OUR CURRENT EXPECTATIONS AND SPEAK ONLY AS OF THE DATE HEREOF. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS AND UNCERTAINTIES, INCLUDING THE RECENT ECONOMIC SLOWDOWN AFFECTING TECHNOLOGY COMPANIES, OUR ABILITY TO SUCCESSFULLY DEVELOP PRODUCTS, RAPID TECHNOLOGICAL CHANGE IN OUR MARKETS, CHANGES IN DEMAND FOR OUR FUTURE PRODUCTS, LEGISLATIVE, REGULATORY AND COMPETITIVE DEVELOPMENTS AND GENERAL ECONOMIC CONDITIONS. OUR ANNUAL REPORT ON FORM 10-K, RECENT AND FORTHCOMING QUARTERLY REPORTS ON FORM 10-Q, RECENT CURRENT REPORTS ON FORMS 8-K AND 8-K/A, AND OTHER SEC FILINGS DISCUSS SOME OF THE IMPORTANT RISK FACTORS THAT MAY AFFECT OUR BUSINESS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION. WE UNDERTAKE NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS FOR ANY REASON.

                           ACACIA RESEARCH CORPORATION
                          SUMMARY FINANCIAL INFORMATION
                                   (UNAUDITED)

CONSOLIDATED BALANCE SHEET INFORMATION
(in thousands)

                                     DECEMBER 31,       DECEMBER 31,
                                         2002               2001
                                     ------------       ------------
Total Assets                         $    97,071        $   110,859
                                     ============       ============
Total Liabilities                    $    19,041        $    19,824
                                     ============       ============
Minority Interests                   $     2,171        $    32,303
                                     ============       ============
Total Stockholders' Equity           $    75,859        $    58,732
                                     ============       ============


CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share information)
                                                   For the Three Months Ended      For the Twelve Months Ended
                                                  -----------------------------   -----------------------------
                                                   December 31,    December 31,    December 31,    December 31,
                                                      2002            2001            2002            2001
                                                  -------------   -------------   -------------   -------------
Revenues:
   License fee income                             $         --    $      1,000    $         43    $     24,180
   Product revenue                                           9              --             306              --
   Grant revenue                                             7              91             533             456
                                                  -------------   -------------   -------------   -------------
     Total revenues                                         16           1,091             882          24,636
                                                  -------------   -------------   -------------   -------------
Operating expenses:
   Cost of sales                                             4              --             263              --
   Research and development expenses                     4,044           1,702          18,187          11,656
   In-process research and development                  17,237              --          17,237              --
   Non-cash stock compensation
     expense - research and development                      1           1,060           1,868           7,183
   Marketing, general and administrative
     expenses                                            4,379           8,371          18,632          32,664
   Non-cash stock compensation expense -
     marketing, general and administrative                 843          (1,048)          4,559          13,636
   Amortization of patents and goodwill                    312             770           1,990           2,695
   Legal settlement charges                                 --              --          18,471              --
                                                  -------------   -------------   -------------   -------------
     Total operating expenses                           26,820          10,855          81,207          67,834
                                                  -------------   -------------   -------------   -------------
   Operating loss                                      (26,804)         (9,764)        (80,325)        (43,198)
                                                  -------------   -------------   -------------   -------------

Other income (expense)                                     968           1,195          (3,111)          4,166
                                                  -------------   -------------   -------------   -------------
Loss from continuing operations
   before income taxes and minority interests          (25,836)         (8,569)        (83,436)        (39,032)

Benefit (provision) for income taxes                       426             239             857            (780)
                                                  -------------   -------------   -------------   -------------
Loss from continuing operations before
   minority interests                                  (25,410)         (8,330)        (82,579)        (39,812)

Minority interests                                       3,187           3,136          23,806          17,540
                                                  -------------   -------------   -------------   -------------
Loss from continuing operations                        (22,223)         (5,194)        (58,773)        (22,272)

Discontinued operations:
   Estimated loss on disposal of Soundbreak.com             --              --            (200)             --
                                                  -------------   -------------   -------------   -------------
Net loss                                          $    (22,223)   $     (5,194)   $    (58,973)   $    (22,272)
                                                  =============   =============   =============   =============


                                                   For the Three Months Ended      For the Twelve Months Ended
                                                  -----------------------------   -----------------------------
                                                   December 31,    December 31,    December 31,    December 31,
                                                      2002            2001            2002            2001
                                                  -------------   -------------   -------------   -------------

LOSS PER SHARE:
ATTRIBUTABLE TO THE ACACIA TECHNOLOGIES GROUP:
  Loss from continuing operations                 $       (831)                   $    (12,555)
     Basic and diluted per share                         (0.04)                          (0.64)
  Loss from discontinued operations                         --                            (200)
     Basic and diluted per share                            --                           (0.01)
  Net loss                                                (831)                        (12,755)
     Basic and diluted per share                         (0.04)                          (0.65)

ATTRIBUTABLE TO THE COMBIMATRIX GROUP:
  Loss from continuing operations                 $    (21,392)                   $    (46,219)
     Basic and diluted per share                         (0.93)                          (2.01)
  Net loss                                             (21,392)                        (46,219)
     Basic and diluted per share                         (0.93)                          (2.01)

ACACIA RESEARCH CORPORATION:
  Loss from continuing operations                                 $     (5,194)                   $    (22,272)
     Basic and diluted per share                                         (0.27)                          (1.16)
  Net loss                                                              (5,194)                        (22,272)
     Basic and diluted per share                                         (0.27)                          (1.16)


WEIGHTED AVERAGE SHARES - BASIC AND DILUTED:
  Acacia Research - Acacia Technologies stock       19,640,808              --      19,640,808              --
                                                  =============   =============   =============   =============
  Acacia Research - CombiMatrix stock               22,951,324              --      22,950,746              --
                                                  =============   =============   =============   =============
  Acacia Research Corporation                               --      19,558,572              --      19,259,256
                                                  =============   =============   =============   =============


{Note: 2002 share and per-share information gives effect to the recapitalization transaction described elsewhere herein as of January 1, 2002. Historical share and per-share information for the new classes of securities is not presented as these classes of securities were not part of Acacia Research Corporation's capital structure during 2001 and prior periods.}

                            ACACIA TECHNOLOGIES GROUP
                   (A DIVISION OF ACACIA RESEARCH CORPORATION)
                          SUMMARY FINANCIAL INFORMATION
                                   (UNAUDITED)
GROUP BALANCE SHEET INFORMATION
(IN THOUSANDS)
                                     DECEMBER 31,       DECEMBER 31,
                                        2002                2001
                                     ------------       ------------
Total Assets                         $    47,212        $    62,926
                                     ============       ============
Total Liabilities                    $     5,183        $     5,723
                                     ============       ============
Minority Interests                   $     1,487        $     2,194
                                     ============       ============
Total Stockholders' Equity           $    40,542        $    55,009
                                     ============       ============

STATEMENTS OF OPERATIONS
(In thousands)

                                                      For the Three Months Ended      For the Twelve Months Ended
                                                    -----------------------------   -----------------------------
                                                     December 31,    December 31,    December 31,    December 31,
                                                        2002            2001            2002            2001
                                                    -------------   -------------   -------------   -------------
REVENUES:
  License fee income                                $         --    $      1,000    $         43    $     24,180
                                                    -------------   -------------   -------------   -------------

     Total revenues                                           --           1,000              43          24,180
                                                    -------------   -------------   -------------   -------------

OPERATING EXPENSES:
   Research and development expenses                          --              --              --              --
   Marketing, general and administrative expenses          1,595           1,162           6,884           4,853
   Non-cash stock compensation - MG&A                         --              12              19             856
   Legal expenses - patents                                  274             864           1,415          11,121
   Amortization of patents and goodwill                      195             468           1,590           1,492
                                                    -------------   -------------   -------------   -------------

     Total operating expenses                              2,064           2,506           9,908          18,322
                                                    -------------   -------------   -------------   -------------

Operating (loss) income                                   (2,064)         (1,506)         (9,865)          5,858
                                                    -------------   -------------   -------------   -------------

Other income (expense)                                       922             834          (3,504)          2,111
                                                    -------------   -------------   -------------   -------------

(Loss) income from continuing operations before
   income taxes and minority interests                    (1,142)           (672)        (13,369)          7,969

Benefit (provision) for income taxes                         392             199             710            (935)
                                                    -------------   -------------   -------------   -------------

(Loss) income from continuing operations before
   minority interests                                       (750)           (473)        (12,659)          7,034

Minority interests                                           (81)              9             104          (1,277)
                                                    -------------   -------------   -------------   -------------

(Loss) income from continuing operations                    (831)           (464)        (12,555)          5,757
Discontinued operations
   Estimated loss on disposal of Soundbreak.com               --              --            (200)             --
                                                    -------------   -------------   -------------   -------------

Division net (loss) income                          $       (831)   $       (464)   $    (12,755)   $      5,757
                                                    =============   =============   =============   =============


                                COMBIMATRIX GROUP
                   (A DIVISION OF ACACIA RESEARCH CORPORATION)
                          SUMMARY FINANCIAL INFORMATION
                                   (UNAUDITED)

GROUP BALANCE SHEET INFORMATION
(IN THOUSANDS)
                                     DECEMBER 31,       DECEMBER 31,
                                         2002               2001
                                     ------------       ------------

Total Assets                         $    49,973        $    47,963
                                     ============       ============
Total Liabilities                    $    13,972        $    14,131
                                     ============       ============
Minority Interests                   $       684        $    30,109
                                     ============       ============
Total Stockholders' Equity           $    35,317        $     3,723
                                     ============       ============


STATEMENTS OF OPERATIONS
(In thousands)

                                                     For the Three Months Ended     For the Twelve Months Ended
                                                   -----------------------------   -----------------------------
                                                    December 31,    December 31,    December 31,    December 31,
                                                       2002            2001            2002            2001
                                                   -------------   -------------   -------------   -------------
Revenues:
  Product revenue                                  $          9    $         --    $        306    $         --
  Grant and contract revenues                                 7              91             533             456
                                                   -------------   -------------   -------------   -------------

     Total revenues                                          16              91             839             456
                                                   -------------   -------------   -------------   -------------

Operating expenses:
  Cost of sales                                               4              --             263              --
  Research and development expenses                       4,044           1,702          18,187          11,656
  In-process research and development                    17,237              --          17,237              --
  Non-cash compensation expenses - R&D                        1           1,060           1,868           7,183
  Marketing, general and administrative expenses          2,510           6,345          10,335          16,690
  Non-cash compensation expenses - MG&A                     843          (1,060)          4,539          12,780
  Amortization of patents and goodwill                      117             302             399           1,203
  Legal settlement charges                                   --              --          18,471              --
                                                   -------------   -------------   -------------   -------------

     Total operating expenses                            24,756           8,349          71,299          49,512
                                                   -------------   -------------   -------------   -------------

Operating loss                                          (24,740)         (8,258)        (70,460)        (49,056)
                                                   -------------   -------------   -------------   -------------

Other income (expense)                                       46             361             392           2,055
                                                   -------------   -------------   -------------   -------------

Loss from operations before income taxes and
  minority interests                                    (24,694)         (7,897)        (70,068)        (47,001)

Benefit for income taxes                                     34              40             147             155
                                                   -------------   -------------   -------------   -------------

Loss from operations before minority interests          (24,660)         (7,857)        (69,921)        (46,846)

Minority interests                                        3,268           3,126          23,702          18,817
                                                   -------------   -------------   -------------   -------------
Division net loss                                  $    (21,392)   $     (4,731)   $    (46,219)   $    (28,029)
                                                   =============   =============   =============   =============

